UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Highway 98 West, Suite A
Hattiesburg, Mississippi, 39402
(Address and Zip Code of principal executive offices)

(601) 268-8998
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock	FBMS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Acquisition of Southwest Georgia Financial Corporation

Effective April 3, 2020, The First Bancshares, Inc., a Mississippi corporation (the “Company” or “First Bancshares”) completed its previously-announced merger (the “Merger”) with Southwest Georgia Financial Corporation, a Georgia corporation (“SGB”) pursuant to that certain Agreement and Plan of Merger by and between First Bancshares and SGB, dated as December 18, 2019 (the “Merger Agreement”).  At the closing, SGB merged with and into First Bancshares, with First Bancshares as the surviving corporation.  Following the Merger, SGB’s wholly-owned subsidiary bank, Southwest Georgia Bank, merged with and into the First Bancshares’ wholly-owned subsidiary bank, The First, A National Banking Association (“The First”), with The First as the surviving bank and continuing its corporate existence under the name “The First, A National Banking Association” (the “Bank Merger”, and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, SGB shareholders are entitled to receive for each share of SGB common stock outstanding immediately prior to the Merger one (1.00) share of First Bancshares common stock.  Each outstanding share of First Bancshares common stock remained outstanding and was unaffected by the Mergers.  As a result of the Mergers, First Bancshares will issue 2,548,510 shares of First Bancshares common stock to former SGB shareholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 18, 2019.

Item 8.01	Other Events.

On April 3, 2020, First Bancshares issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1            Press Release of The First Bancshares, Inc., dated April 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date:  April 3, 2020